                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 15, 2004
                        (Date of earliest event reported)



                            FAUQUIER BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)


          VIRGINIA                  000-25805                 54-1288193
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)

                              10 COURTHOUSE SQUARE
                            WARRENTON, VIRGINIA 20186
                                 (540) 347-2700
   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                       N/A
         (Former name or former address, if changed since last report.)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit
         -------

            99      Fauquier Bankshares, Inc. press release dated July 15, 2004

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 15, 2004, Fauquier Bankshares, Inc. issued a press release commenting on second quarter 2004 earnings. A copy of the press release is attached as Exhibit 99.

         The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FAUQUIER BANKSHARES, INC.
                                                 (REGISTRANT)

                                             /s/  Eric P. Graap
                                           ----------------------

                              Senior Vice President and Chief Financial Officer
Date: July 16, 2004

                                  EXHIBIT INDEX

Exhibit
Number             Exhibit Description
--------           -------------------

   99              Fauquier Bankshares, Inc. press release dated July 15, 2004